UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          April 26, 2012

CAMBREX CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(201) 804-3000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Cambrex Corporation (the “Company”) held on April 26, 2012 (the “Annual Meeting”), the Company’s stockholders approved the Company Executive Cash Incentive Plan (the “Executive Plan”) and the Company 2012 Equity Incentive Plan for Non-Employee Directors (the “Non-Employee Directors Plan”).

The Executive Plan has been established to advance the interests of the Company by providing for the grant of awards, including performance-based awards, to eligible employees of the Company and its subsidiaries.  The Executive Plan will be administered by the Compensation Committee of the Company’s Board of Directors and its delegates.  For each award, the administrator will establish the applicable performance criteria; provisions specifying when adjustments to the performance criteria will be made; the amount or range of amounts potentially payable under the award; and any other award terms and conditions that the administrator deems appropriate, subject in each case to the terms of the Executive Plan.  Under the Executive Plan, the maximum amount payable to any person in any fiscal year of the Company will be $3 million for awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code.  A more complete summary of the terms and conditions of the Plan is set forth in the  definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2012 (the “Proxy Statement”), under the heading “Proposal No. 4 – Approval of the Executive Cash Incentive Plan” and incorporated herein by reference.  A copy of the Plan is included as Exhibit 2 to the Proxy Statement, and this summary is qualified in its entirety by reference to the full text of the Plan, which is incorporated herein by reference.

The Non-Employee Directors Plan has been established to advance the interests of the Company by providing for the grant of stock-based incentive awards to the Company’s non-employee directors.  The maximum number of shares of Company common stock that may be delivered in satisfaction of awards under the Non-Employee Directors Plan is 400,000.   A more complete summary of the terms and conditions of the Plan is set forth in the Proxy Statement, under the heading “Proposal No. 5 – Approval of the 2012 Equity Incentive Plan for Non-Employee Directors” and incorporated herein by reference.  A copy of the Plan is included as Exhibit 3 to the Proxy Statement, and this summary is qualified in its entirety by reference to the full text of the Plan, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 26, 2012, the Board of Directors of the Company adopted Amended and Restated By-Laws of the Company (the “Amended and Restated By-Laws”).  The following is a summary of the material changes effected by adoption of the Amended and Restated By-Laws:

Article II (Stockholders)
Section 1(c) and Article III, Section 1 (Advanced Notice):  These sections are revised to modify the requirements for stockholders to provide notice of director nominations or business proposals in advance of meetings of stockholders.  As amended, the sections require that, except as otherwise provided by law, any stockholder nominating individuals for election to the Board of Directors or proposing business provide advanced notice to the Company not fewer than 60 days nor more than 90 days prior to the anniversary date of the prior year’s annual meeting of stockholders, unless there was no annual meeting in the prior year or if the date of the current year’s annual meeting is more than 30 days before or after the anniversary date of the prior year’s meeting, in which cases notice will be timely if received not later than the close of business on the tenth day following the date notice of the date of the annual meeting was mailed or such public disclosure was made.  The sections were also revised to require that, except as otherwise provided by law, a stockholder’s advanced notice of each matter the stockholder proposes to bring before the annual meeting include information about (i) the reasons for making the proposal at the meeting, (ii) the stockholder’s ownership, derivative and hedging positions in Company securities and any rights to receive performance-related fees based on any increase or decrease in the price of the foregoing (iii) any voting arrangements relating to Company securities (iv) whether either the stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a director nomination or nominations, a sufficient number of holders of the Company’s voting shares reasonably believed by such stockholder to be sufficient to elect such nominee or nominees and (v) certain associated persons of such stockholder, including any person acting in concert with such stockholder and any affiliate or associate of such stockholder with respect to the capital stock or other securities of the Company.

Section 2 (Special Meetings): The section is revised to clarify that notice of every special meeting of the stockholders of the Company shall state the purpose of such meeting and the business conducted at such meeting shall be limited exclusively to the business set forth in the Company’s notice of the meeting.

Section 5 (Quorum): Deleted the provision permitting an adjourned special meeting of stockholders to be held with those present constituting a quorum.

Article III (Directors)
Section 1(a) (Classification of Board):  Removed provisions relating to the classification of the Board of directors of the Company into three classes of directors as the Board of Directors is no longer classified.

Section 1(b) (Advanced Notice): The advanced notice provisions were modified as described above.  In addition to the modifications described above, any nominee proposed by a stockholder for election to the Company’s Board of Directors is required to complete a questionnaire within 10 days of receipt from the Company.

Section 7 (Quorum): Clarified that less than a quorum may adjourn a meeting of the Board of Directors only if a quorum fails to attend the meeting.

Section 9 (Powers):  The section is revised to permit action by unanimous written consent of the Board of Directors.

Article V (Committees)
Section 2 (Delegation of Authority): The section is revised to provide an express grant of authority to the Board of Directors to vest any committee of the Board of Directors with such lawfully delegable powers and duties as it may confer.

Article VI (Indemnification)
Section 3 (Determination that Indemnification is Proper): This section is amended to provide that indemnification of a director or officer shall be made by the Company, unless it has been established by a final, non-appealable judgment by a court of competent jurisdiction that such director or officer has not met the applicable standard of conduct set forth in the by-laws.

Article VIII (Amendments)
This Article is revised to provide that the by-laws may only be altered, amended or repealed in accordance with the Company’s certificate of incorporation.

In addition to the amendments described above, the Board of Directors also adopted other minor, clarifying and technical amendments to those and other sections of the by-laws and restated them in their entirety as the Company’s Amended and Restated By-Laws.

The foregoing description is qualified in its entirety by reference to the marked copy of the Amended and Restated By-Laws, which are filed herewith as Exhibit 3.2 and incorporated herein by reference.

On April 26, 2012, the Company’s stockholders approved the amendments to the Company’s Amended and Restated Certificate of Incorporation as described in the Proxy Statement.  The approved Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 27,, 2012 and is attached herewith as Exhibit 3.3.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02 above, on April 26, 2012, the Company held its annual meeting of stockholders pursuant to notice duly given.  The proposals are described in the Proxy Statement. Each of the proposals was approved by the stockholders pursuant to the voting results set forth below.

1.  Proposal 1 – Election of Directors. All of the nominees for director were elected for a term expiring at the annual meeting of stockholders in 2013 by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Votes
Rosina B. Dixon	24,588,066	1,139,585	25,146	2,280,724
Kathryn Rudie Harrigan	25,134,419	593,832	24,546	2,280,724
Leon J. Hendrix, Jr.	24,560,584	1,166,577	25,636	2,280,724
Ilan Kaufthal	24,583,472	1,144,588	24,736	2,280,724
Steven M. Klosk	25,442,139	293,698	16,960	2,280,724
William B. Korb	25,151,540	576,521	24,736	2,280,724
John R. Miller	24,575,213	1,160,324	17,260	2,280,724
Peter G. Tombros	25,488,840	239,221	24,736	2,280,724

2.  Proposal 2 – Say on Pay.  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
24,667,117	933,558	152,122	2,280,824

3.  Proposal 3 – Amend and Restate Certificate of Incorporation.  The Company’s stockholders approved Cambrex Corporation’s Amended and Restated Certificate of Incorporation (a) fixing the board size at three to eleven members, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
15,619,234	10,114,135	19,428	2,280,724

and (b) limiting the Corporation’s mandatory indemnification obligations to cover directors and officers only, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
27,778,244	207,568	47,707	0

4.  Proposal 4 – Approve Executive Cash Incentive Plan.  The Company’s stockholders approved the Cambrex Corporation Executive Cash Incentive Plan, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
25,006,596	722,547	23,654	2,280,724

5. Proposal 5 – Adopt 2012 Equity Incentive Plan.  The Company’s stockholders approved the Cambrex Corporation 2012 Equity Incentive Plan for Non-Employee Directors, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
24,452,391	1,282,548	17,858	2,280,724

6. Proposal 6 – Ratification of Independent Registered Public Accountants. The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012, by the votes set forth in the table below:

For	Against	Abstain
27,955,396	47,476	30,649

The proposal to ratify the appointment of BDO USA, LLP was a routine matter and, therefore, there were no broker non-votes to that matter.

Item 9.01-	Financial Statements and Exhibits

(d)	Exhibit

(3.1)	Amended and Restated By-Laws of Cambrex Corporation
(3.2)	Amended and Restated By-Laws of Cambrex Corporation (marked to show changes)
(3.3)	Amended and Restated Certificate of Incorporation of Cambrex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date:	April 30, 2012	By:	/s/William M. Haskel
Name: William M. Haskel
Title: Senior Vice President